WireCo WorldGroup Investor Call Q2 2014

2 Forward-Looking Statements This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. It is important to note that the Company’s performance, and actual results, financial condition or business could differ materially from those expressed in such forward- looking statements. Forward-looking statements include those containing such words as “anticipates,” “believes”, “continues,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. Factors that could cause or contribute to such differences include, but are not limited to: the general economic conditions in markets and countries where we have operations; risks associated with our non-U.S. operations; our ability to implement and maintain sufficient internal controls; foreign currency exchange rate fluctuations; the competitive environment in which we operate; changes in the availability or cost of raw materials and energy; risks associated with our manufacturing activities; our ability to meet quality standards; our ability to protect our trade names; violations of laws and regulations; the impact of environmental issues and changes in environmental laws and regulations; our ability to successfully execute and integrate acquisitions; comparability of our specified scaled disclosure requirements applicable to emerging growth companies; labor disturbances, including any resulting from suspension or termination of our collective bargaining agreements; our significant indebtedness; covenant restrictions; the interests of our principal equity holder may not be aligned with the holders of our 9.5% Senior Notes; and credit-rating downgrades. More detailed information about factors that could affect future performance or results may be found in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent reports. Forward-looking statements should not be relied upon as a guarantee of future performance or results, nor will they prove to be accurate indications of the times at or by which any such performance or results will be achieved. The Company undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time. Non-GAAP Financial Measures Some of the information included in this presentation is derived from our consolidated financial information but is not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “Non-GAAP Financial Measures” under SEC rules. These Non-GAAP Financial Measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures can be found in the Appendix to this presentation. These Non-GAAP Financial Measures are provided as a means to enhance communications with security holders by providing additional information regarding our operating results and liquidity. Management uses these Non-GAAP Financial Measures in evaluating our performance and in determining debt covenant calculations. Any reference during the discussion today to EBITDA means Adjusted EBITDA or Acquisition Adjusted EBITDA, for which we have provided reconciliations in the Appendix. Cautionary Statements

3 WireCo Overview Steel (73%) Large diameter, highly engineered rope and electrical signal transmission cable Engineered specialty wire products used in industrial end markets Highly engineered, made-to-order synthetic ropes and technical products that have strength characteristics of steel but weigh significantly less Synthetic (27%) Highly engineered plastic molding from recycled materials used in a variety of industrial, structural and oil and gas applications Rope (72% of Sales) (1) Broad Product Offering Specialty Wire (16% of Sales) (1) Engineered Products (12% of Sales) (1) Rope: Diverse End Market Applications Oil & Gas Industrial and Infrastructure Fishing Maritime Mining Structures (1) Percentages shown as % Q2 2014 Sales.

4  Q2 sales of $226.5 million, $41.3 million Adjusted EBITDA(1) and $(547k) of Free Cash Flow(1)  Q2 2014 Adjusted EBITDA(1) Margin of 18.2% vs. Q2 2013 of 16.3% − 30.1% Adjusted EBITDA drop through on incremental sales from Q1  Q2 2014 Free Cash flow(1) of positive $4.0 million excluding Crane Center acquisition Q2 Performance Summary Sales Q 2 Adjusted EBITDA (1) Free Cash Flow (1) 33.2% ahead Q2 2013 13.6% ahead 1st half 2013 19.3% ahead Q2 2013 6.0% ahead 1st half 2013 Results continue to improve with solid fundamental performance $31.0 $41.3 $68.5 $77.8 Q2 '13 Q2 '14 1st Half '13 1st Half '14 16.3% 18.2% 16.6% 17.8% 2014 Cash flow positive of $12 million (1) Adjusted EBITDA and Free Cash Flow are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures. $189.8 $226.5 $412.4 $437.0 Q2 '13 Q2 '14 1st Half '13 1st Half '14 $(17.3) $(0.5) $(16.8) $11.8 Q2 '13 Q2 '14 1st Half '13 1st Half '14

5 Quarterly Sales and Earnings Trend Pro Forma Sales (1) Acquisition Adjusted EBITDA (1) Free Cash Flow (1) $204.1 $210.3 $222.6 $189.8 $203.8 $204.9 $210.5 $226.5 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 $33.8 $33.9 $37.6 $31.0 $35.7 $35.0 $36.5 $41.3 16.6% 16.1% 16.9% 16.3% 17.5% 17.1% 17.3% 18.2% Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Adjusted Working Capital (1) (1) Pro Forma Sales, Acquisition Adjusted EBITDA, Adjusted Working Capital, and Free Cash Flow are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures. $(9.9) $(5.5) $0.5 $(17.3) $33.3 $10.7 $12.3 $(0.5) Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 $337 $318 $329 $333 $321 $301 $311 $313 41.3% 37.8% 36.9% 43.9% 39.4% 36.7% 37.0% 34.6% Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14

6  Q2 Net Debt(1) remained flat at $833.6 million – $4.6 million of cash generated was used to fund WireCo Crane Center Acquisition  Deleveraging of 0.92x turns with strong earnings performance in LTM period Q2 Free Cash Flow Generation (1) Net Debt is a Non-GAAP Financial Measure. See appendix for reconciliation to most directly comparable GAAP Financial Measures. $867 $873 $872 $889 $856 $845 $833 $834 6.78 x 6.06 x 6.07 x 6.53 x 6.20 x 6.07 x 6.03 x 5.61 x 5.00 x 5.20 x 5.40 x 5.60 x 5.80 x 6.00 x 6.20 x 6.40 x 6.60 x 6.80 x $800 $810 $820 $830 $840 $850 $860 $870 $880 $890 $900 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Net Debt Net Leverage Net Debt Trend

7  Cash conversion days have decreased by 34 days since Q2 2013  Q2 2014 Adjusted Working Capital 34.6% of sales Adjusted Working Capital Metrics (1) Net Working Capital A/P A/R Inventory (1) Adjusted Working Capital is a Non-GAAP Financial Measure. See appendix for reconciliation to most directly comparable GAAP Financial Measures. 268 248 239 244 235 228 240 248 145 137 128 151 139 136 138 135 100 110 120 130 140 150 160 $200 $210 $220 $230 $240 $250 $260 $270 $280 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 DSI $ ( in mi llio ns ) Inventory, net Days sales in inventory (DSI) Linear (Inventory, net) 160 153 174 172 160 149 160 160 70 65 70 82 71 65 68 63 2 22 42 62 82 102 122 142 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 DSO $ ( in mi llio ns ) AR Days sales outstanding (DSO) Linear (AR) 91 83 84 83 74 76 89 95 49 46 45 51 44 45 50 51 2 12 22 32 42 52 62 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 DPO $ ( in mi llio ns ) AP Days payables outstanding (DPO) Linear (AP) 337 318 329 333 321 301 311 313 166 156 153 181 166 156 156 147 0 20 40 60 80 100 120 140 160 180 200 $280 $290 $300 $310 $320 $330 $340 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Cash Conv ersion$ ( in mi llio ns ) NWC Cash conversion cycle Linear (NWC) AWC % of L3M Sales Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 41.0% 37.8% 36.9% 43.9% 39.4% 36.7% 37.0% 34.6%

Rope Update

WireCo WorldGroup

Sales Results

($ millions)

Q2 LTM Rope Sales: $622.7



$147.7
$153.5
$159.6
$161.9
Q3 '13
Q4 '13
Q1 '14
Q2 '14

Rope Performance

- **1.5% Sales growth Q/Q**
- **Continued momentum in Oil and Gas**
- **Strength in fishing performance**






Market Outlook & Trends

	Oil & Gas	Industrial and Infrastructure	Mining	Fishing	Maritime	Structures
Market Outlook						
WireCo Notes	- *Q2 Rig Counts continued to increase 4.1% Globally vs. Q1 '14[(1)]*	- *European markets weak* - *OEM production stable* - *Competition with low prices on commodity products*	- *Pressure on commodity prices from excess supply* - *High cost mining operations closing* - *Deferred capital spending on underground projects*	- *Global fishing activities developing well* - *Stable prices for fish supporting higher activity in wild catch and farmed markets*	- *Price for cargo is still at a low* - *Not enough cargo to increase pricing with excess supply of large vessels* - *New build activity remains to modernize fleets*	- *Delays in projects* - *Waiting for governmental investments*

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[(1)]Source: Baker Hughes.

Mission-Critical Products with Recurring Revenue

WireCo® WorldGroup

	Oil and Gas	Industrial and Infrastructure	Mining	Maritime	Fishing
Products	Drill lines Sand lines Tubing lines Riser tensioners Buoy pendant lines Anchor lines Electromechanical Cable	Hoist lines Auxiliary hoists Boom hoists Trolley lines Boom pendants	Drag lines Dragline hoists Shovel hoists Crowd and retract ropes Boom pendants Shaft ropes Balance ropes	Ship mooring Tug lines Ship cranes Heavy lifting ropes Dredging wires	Nets Trawling Pelagic Fish Farm Pot Ropes Wire Ropes
Example	**Drill Lines**	**Hoist Lines**	**Shovel Hoists**	**Tug Lines**	**Tuna Nets**
Primary Application	Oil and Gas Exploration	Cranes	Coal and Copper Mining	Ship assist and Towing	Commercial Fishing
Cost	~$25K	~$1K – $250K	~$20K	~$25K	~$700K-$1M
Estimated Replacement Cycle	**6-12 months**	**1-4 years**	**2-4 months**	**12-18 months**	**3-4 years**
Estimated % Replacement	**~95% of business**	**~70%-80% of business**	**~95% of business**	**~90% of business**	**~90% of business**

Due to mission-critical nature, customers choose product based on quality, service and engineering support. Rigorous operating conditions require frequent replacement, generating a steady stream of recurring revenue.









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10 Oil & Gas: Mission Critical Products and Service Onshore Solutions Offshore Solutions WireCo WorldGroup is a global supplier of lifting and engineered products for all Onshore and Offshore Oil and Gas solutions  The Company’s customer focused approach forms our innovative design and high quality standards  Steel and Electro-Mechanical solutions  Mission Critical for Rig Operations – Average day rates range from $20K - $30K1  Typical replacement cycle 12-18 months – Average price range per rope: $25K to $50K  Continuous on-site / on-call technical service  Quality and on-time delivery vital for rig profitability  Steel, Synthetic and Seismic solutions to complement all mission critical rope and plastic moldings – Average day rates range from: $60K - $600K depending on rig type2  Long lasting and sustainable product with replacement cycles of: – Steel: 1-2 Years – Synthetic: 5-15 Years  R&D teams dedicated to meet market requirements through innovation (1) Source: Patterson – UTI Drilling Company LLC (2) Source: Rigzone.com

11 Oil & Gas: Onshore Solutions  Full range of drilling, mast raising, well servicing and electro-mechanical solutions  Fast and reliable supplier with global stocking locations and technical specialists  Certified testing and approval process to ensure safety and quality  Technical teams on-call / on-site service to help eliminate any rig downtime  Analytical tool to determine appropriate cut lengths on a rope to maximize useful life – Extensive database analytics and historical performance references to maximize cut points – Cutting rope too fast or slow can result in excess waste or rope failure  Cut-Off Program benefits – Extends rope’s useful life – Decreases replacement rate and waste – Economically sensible – Improves safety standards – Computer-based reports available online – Rig Specific  Most used and highly recognized in the industry Continuous innovation, service and quality makes WireCo a top tier land-based supplier Rope Solutions WireCo Cut-Off Program

12 Oil & Gas: Offshore Solutions Rope Solutions Plastic Moulding Solutions Synthetic Solutions  Global leader and innovator of synthetic deep water mooring lines / systems – Patented rope designs and innovative fibers – Expertise in deepest, most demanding environments – Dedicated engineering teams creating custom applications  Three state-of-the-art synthetic offshore factories  Innovation to replace steel applications with synthetics solutions Steel Solutions  Leading supplier of Drill Lines with ability to meet customer specific demands  Roping solutions for cranes and ancillary ropes  Aftermarket support programs  Steel offering for anchoring in shallower waters  Safety, quality, reliability and durability key metrics  High-quality, high-impact resistant products specifically designed to meet the strict demands and rig requirements  Technical solutions across multiple applications from protection to buoyancy  Designed to withstand any climate conditions  Engineering team custom designing for unique requirements of each project WireCo’ s multi–purpose products service all rig requirements for lifting and engineered products

13 $23.6 $18.7 $17.8 $29.1 Q3 '13 Q4 '13 Q1 '14 Q2 '14 $32.5 $32.6 $33.1 $35.5 Q3 '13 Q4 '13 Q1 '14 Q2 '14 – 6.9% growth vs. Q1 ‘14 and 13.4% growth vs. Q2 ‘13 – Infrastructure spending in Mexico strong in private sectors Q2 LTM Wire Sales: $133.7 Sales Results Specialty Wire ($ millions) WireCo Performance Engineered Products ($ millions) Q2 LTM Engineered Products Sales: $89.2 Market Outlook – Positive momentum in order intake – Project nature of shipments staggered – Expanded product portfolio for pipes Specialty Wire and Engineered Products

14  Streamline operations  SG&A discipline  Improve processes and invest in assets and systems Margin Improvement Leadership Create global leadership structure with focus on accountability across organization Sales Growth  $16.0M increase in sales vs. Q1 ‘14  Stable market outlook Cash Generation  Generate higher ROI in capital spending programs  Optimize inventory levels  Manage receivables/payables Initiatives Q2 Impact  “Go to Market” brand strategy  Customer focus  Gain share in existing markets and certain new markets  28.8% Adjusted EBITDA drop through on incremental sales from Q2 2013  30.1% Adjusted EBITDA drop through on incremental sales from Q1 2014  2014 YTD positive Free Cash Flow generation has given more opportunities for growth and debt pay down Key Initiatives

15 Investing to build a world class organization for sustainable long-term growth Questions

Appendix

17 Income Statement Results 2013 2014 FY Q1 Q2 Q3 Q4 Q1 Q2 2013 Sales $222.6 $189.8 $203.8 $204.9 $210.5 $226.5 $821.1 Adj. Gross Profit (1) $63.0 $52.4 $59.1 $60.4 $60.8 $67.8 $234.9 Adj. Gross Margin 28.3% 27.6% 29.0% 29.5% 28.9% 29.9% 28.6% Adj. SG&A (1) $25.4 $21.4 $23.4 $25.4 $24.4 $26.5 $95.7 Adj. SG&A Margin 11.4% 11.3% 11.5% 12.4% 11.6% 11.7% 11.6% Adj. EBITDA (1) $37.6 $31.0 $35.7 $35.0 $36.5 $41.3 $139.2 Adj. EBITDA Margin 16.9% 16.3% 17.5% 17.1% 17.3% 18.2% 17.0% (1) Adjusted Gross Profit, Adjusted SG&A, and Adjusted EBITDA are Non-GAAP Financial Measures. See appendix for reconciliation to most directly comparable GAAP Financial Measures. (2) Variances consider pro forma sales and Acquisition Adjusted EBITDA Sales Var. QoQ 6.2% (14.8%) 7.4% 0.5% 2.7% 7.6% Adj. Gross Profit Var. QoQ - (16.8%) 12.9% 2.1% 0.7% 11.5% Adj. SG&A Var. QoQ - (15.7%) 9.5% 8.4% (4.1%) 8.6% Adj. EBITDA Var. QoQ 10.9% (17.5%) 15.2% (2.0%) 4.3% 13.2% Sales Var. YoY(2) (3.5%) (17.2%) (2.5%) (2.3%) (5.5%) 19.3% Adj. Gross Profit Var. YoY - - - - (2.4%) 29.4% Adj. SG&A Var. YoY - - - - (4.0%) 23.8% Adj. EBITDA Var. YoY (2) (1.0%) (19.1%) 5.5% 3.3% (2.9%) 33.2%

18 2013 2014 Q1 Q2 Q3 Q4 Q1 Q2 Free Cash Flow(1) $1 ($17) $33 $11 $12 $(1) Interest Paid $5 $31 $6 $30 $5 $31 CapEx $11 $7 $4 $7 $3 $6 Cash Flow NOTES: (1) Defined as change in Net Debt. See appendix for reconciliation of Non-GAAP Financial Measures. (2) Defined as Inventory and Accounts Receivable less Accounts Payable. See appendix for Adjusted Working Capital reconciliation. (3) Defined as AWC over L3M Sales. (4) Net Debt is a Non-GAAP measure. See appendix for reconciliation Adjusted Working Capital (AWC) (2) $329 $333 $321 $301 $311 $313 AWC % of Sales (3) 36.9% 43.9% 39.4% 36.7% 37.0% 34.6% Net Debt(4) $872 $889 $856 $845 $833 $834 Net Leverage 6.07x 6.53x 6.20x 6.07x 6.03x 5.61x Net Senior Secured Leverage 2.54x 2.80x 2.52x 2.43x 2.36x 2.05x Balance Sheet Cash Flow and Balance Sheet Results ($ millions)

19 Pro Forma Sales Reconciliation ($000s) Non-GAAP Reconciliations Q3 2012 Net Sales as Reported (GAAP) 200,786$ Lankhorst pre-acquisition sales 3,293 Pro forma sales (Non-GAAP) 204,079$

20 Adjusted Gross Profit Reconciliation ($000s) Non-GAAP Reconciliations Q1 2013 Q2 2013 Q3 2013 Q4 2013 2013 Q1 2014 Q2 2014 Gross Profit GAAP 54,626$ 43,863$ 48,381$ 51,879$ 198,749$ 53,306$ 60,157$ Purchase accounting (inventory step-up and other) 923 838 393 37 2,191 - - Effect of inventory optimization program - - 2,970 - 2,970 - - Depreciation 7,407 7,687 7,385 8,477 30,956 7,538 7,657 Adjusted Gross Profit Non-GAAP 62,956$ 52,388$ 59,129$ 60,393$ 234,866$ 60,844$ 67,814$

21 Adjusted SG&A Reconciliation ($000s) Non-GAAP Reconciliations Q1 2013 Q2 2013 Q3 2013 Q4 2013 2013 Q1 2014 Q2 2014 SG&A - (GAAP) 36,320$ 35,860$ 36,654$ 38,497$ 147,331$ 34,538$ 35,213$ Share-based compensation 634 1,091 1,993 2,251 5,969 1,762 1,808 Acquisition costs 33 337 - (1) 369 12 334 Bank fees 311 909 389 243 1,852 - - Advisory fees 1,037 1,297 1,220 997 4,551 952 947 Reorganization and restructuring charges 1,962 3,589 2,005 1,992 9,548 987 147 Sarbanes-Oxley implementation 231 - 282 193 706 - - Non-cash impairment of fixed assets - - - - - 598 - Other adjustments 349 376 264 96 1,085 356 230 Selling Depreciation 122 88 112 135 457 71 54 Admin Depreciation 2,088 2,330 2,303 3,328 10,049 2,279 2,611 Amortization 4,158 4,437 4,637 3,840 17,072 3,147 2,591 Adjusted SG&A (Non-GAAP) 25,395$ 21,406$ 23,449$ 25,423$ 95,673$ 24,374$ 26,491$ Note: Effective in Q1 2014 prior year re-classes were made to be consistent with current period presentation. These adjustments were not made at retrospective period as the company has only revised Q1 2013 and Q2 2013 in its quarterly report. Line items impacted include SG&A GAAP and other adjustments

Non-GAAP Reconciliations

WireCo WorldGroup

Acquisition Adjusted EBITDA Reconciliation

($000s)

	Q3 2012	Q4 2012	2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	2013	Q1 2014	Q2 2014
Net Loss (GAAP)	$ (6,308)	$ (7,955)	$ (18,174)	$ (11,369)	$ (13,437)	$ (644)	$ (1,554)	$ (27,004)	$ (43)	$ (2,097)
Plus:										
Interest expense, net	19,248	20,597	64,842	20,107	20,350	19,991	20,382	80,830	19,858	20,116
Income tax expense (benefit)	2,366	2,892	13,877	(1,439)	2,792	5,632	3,556	10,541	658	2,704
Depreciation and amortization	12,879	15,013	47,493	13,777	14,542	14,436	15,779	58,534	13,035	12,913
Foreign currency exchange losses (gains), net	(13,969)	(6,235)	(20,170)	10,854	(836)	(14,417)	(9,185)	(13,584)	(950)	4,045
Share-based compensation	269	659	1,466	634	1,091	1,993	2,251	5,969	1,762	1,808
Other expense (income), net	497	883	2,462	153	(866)	1,165	183	635	(755)	176
Loss on extinguishment of debt	2,358	-	2,358	-	-	-	-	-	-	-
Acquisition costs	4,533	639	11,304	33	337	-	(1)	369	12	334
Purchase accounting (inventory step-up and other)	6,776	1,695	8,471	923	838	393	37	2,191	-	-
Advisory fees	867	890	3,438	1,037	1,297	1,220	997	4,551	952	947
Reorganization and restructuring charges	1,292	3,509	6,181	1,962	3,589	2,005	1,992	9,548	987	147
Effect of inventory optimization program	-	-	-	-	-	2,970		2,970	-	-
Non-cash impairment of fixed assets	-	-	-	-	-	-	-	-	598	-
Other adjustments	805	1,276	4,487	891	1,285	935	532	6,613	356	230
Adjusted EBITDA (Non-GAAP)	31,613	33,863	128,035	37,563	30,982	35,679	34,969	139,193	36,470	41,323
Lankhorst pre-acquisition Adjusted EBITDA	2,220	-	15,908	-	-	-	-	-	-	-
Acquisition Adjusted EBITDA (Non-GAAP)	**$ 33,833**	**$ 33,863**	**$143,943**	**$ 37,563**	**$ 30,982**	**$ 35,679**	**$ 34,969**	**$139,193**	**$ 36,470**	**$ 41,323**

Note: Effective in Q1 2014 prior year re-classes were made to be consistent with current period presentation. These adjustments were not made at retrospective period as the company has only revised Q1 2013 and Q2 2013 in its quarterly report. Line items impacted include interest expense and other adjustments

22

23 Adjusted Working Capital Non-GAAP Reconciliations ($000s) Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Acco nts receivable, net $160,108 $152,998 $174,014 $172,301 $160,277 $148,564 $160,427 $159,652 Inventories, net 267,510 247,559 239,437 243,712 235,005 228,245 239,831 248,400 Accounts payable (90,870) (83,086) (84,129) (83,241) (73,900) (76,181) (88,950) (94,821) Adjusted Working Capital (Non-GAAP) 336,748 317,471 329,322 332,772 321,382 300,628 311,308 313,231 Plus: All other current assets 65,872 73,133 66,212 56,900 59,846 55,999 62,770 62,898 Less: All other current liabilities (81,309) (64,999) (72,584) (60,245) (76,164) (56,539) (71,603) (60,072) Working capital (GAAP) $321,311 $325,605 $322,950 $329,427 $305,064 $300,088 $302,475 $316,057

24 Free Cash Flow Reconciliation ($000s) Non-GAAP Reconciliations Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Net cash provided by operating activities (GAAP) 8,795$ 2,215$ 12,116$ (10,468)$ 37,358$ 16,145$ 15,650$ 10,072$ Less: capital expenditures and other investing activities (11,025) (13,253) (11,498) (6,826) (4,190) (6,839) (3,200) (6,424) Less: acquisition of business (159,849) - (4,573) Effect of exchange rates on cash and cash equivalents 2,750 802 (1,005) 395 849 686 46 26 Debt assumed as part of acquisition (62,342) - Other financing activities (35,701) (746) ther items (3,563) 5,448 933 (416) (693) 670 (187) 352 Free Cash Flow (Non-GAAP) (260,935)$ (5,534)$ 546$ (17,315)$ 33,324$ 10,662$ 12,309$ (547)$

25 Net Debt Reconciliation ($000s) Non-GAAP Reconciliations Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Borrowings under Revolving Loan Facility 32,800$ 50,276$ 48,676$ 63,826$ 37,376$ 32,000$ 18,500$ 27,250$ Short-term borrowings - 1,594 - - - - - - Polish Debt due 2014 25,142 25,882 16,332 16,110 17,047 8,860 8,810 8,756 Term Loan due 2014 - - - - - - - - Term Loan due 2017 335,000 334,163 333,325 332,488 331,650 330,813 329,975 326,021 11% Senior Notes - - - - - - - - 9.50% Senior Notes due 2017 425,000 425,000 425,000 425,000 425,000 425,000 425,000 425,000 11.75% Senior Notes due 2017 82,500 82,500 82,500 82,500 82,500 82,500 82,500 82,500 Other indebtedness 4,298 575 782 633 622 688 491 594 Capital lease obligations 6,591 6,045 5,780 5,101 3,464 3,333 3,659 2,869 Total debt at face value plus capital lease obligations (GAAP)911,331$ 926,035$ 912,395$ 925,658$ 897,659$ 883,194$ 868,935$ 872,990$ Less: Cash and cash equivalents (44,328) (49,244) (36,303) (33,717) (38,566) (34,987) (33,373) (37,003) Less: Restricted cash - (4,254) (4,101) (2,635) (3,111) (2,887) (2,551) (2,429) Net Debt (Non-GAAP) 867,003$ 872,537$ 871,991$ 889,306$ 855,982$ 845,320$ 833,011$ 833,558$